Exhibit 10.2

TKB CRITICAL TECHNOLOGIES 1

400 Continental Blvd, Suite 600

El Segundo, CA 90245

June 26, 2023

Tartavull Klein Blatteis Capital, LLC

400 Continental Boulevard, Suite 600

El Segundo, California 90245

Re:	Termination of the Administrative Services Agreement

Ladies and Gentlemen:

Reference is made to the Administrative Services Agreement by and between TKB Critical Technologies 1 (the “Company”) and Tartavull Klein Blatteis Capital, LLC (“TKB Capital”), dated October 26, 2021 (the “Services Agreement”). The Company wishes to terminate the Services Agreement effective as of the date hereof. By signing below, parties have agreed that the Services Agreement shall be of no further force or effect as of or after the date hereof.

In consideration of the terms of this letter and other valuable consideration, TKB Capital agrees to forgive and fully discharge all fees that are outstanding under the Services Agreement as of the date hereof.

[signature page follows]

Very truly yours,

TKB CRITICAL TECHNOLOGIES 1

By:	/s/ Angela Blatteis
Name:	Angela Blatteis
Title:	Co-Chief Executive Officer and Chief Financial Officer

Agreed and Accepted by:

TARTAVULL KLEIN BLATTEIS CAPITAL, LLC

By:	/s/ Philippe Tartavull
Name:	Philippe Tartavull
Title:	Co-Founder and Managing Partner

By:	/s/ Greg Klein
Name:	Greg Klein
Title:	Co-Founder and Managing Partner

By:	/s/ Angela Blatteis
Name:	Angela Blatteis
Title:	Managing Partner